UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 25, 2000

                         OPTION ONE MORTGAGE LOAN TRUST
                 Asset Backed Certificates, Series 2000-1 Trust


                                                   52-2220094
                                                   52-2220095
                                                   52-2220097
New York (governing law of          333-14625-03   52-2220099
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        C/O Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 25, 2000 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST, Asset Backed Certificates, Series 2000-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Asset Backed Certificates, Series 2000-1 Trust, relating to the April 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          OPTION ONE MORTGAGE LOAN TRUST
                  Asset Backed Certificates, Series 2000-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 5/3/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Asset Backed
                Certificates, Series 2000-1 Trust, relating to the April 25, 2000 distribution.